Exhibit 10.35

AMENDMENT NO. 2
TO THE SHARE PURCHASE AGREEMENT

This AMENDMENT NO. 2 (this “Amendment”) is made and entered into as of July 24, 2023 by and among SURF AIR MOBILITY INC., a Delaware corporation having a principal place of business at 12111 Crenshaw Boulevard, Hawthorne, California, 90250 (the “Company”), on the one hand, and GEM GLOBAL YIELD LLC SCS, a “société en commandite simple” formed under the laws of Luxembourg having LEI No. 213800CXBEHFXVLBZO92 having an address at 412F, Route d’Esch, L-2086 Luxembourg (“Purchaser”) and GEM YIELD BAHAMAS LIMITED, a limited company formed under the laws of the Commonwealth of the Bahamas and having an address at 3 Bayside Executive Park, West Bay Street & Blake Road, P.O. Box N-4875, Nassau, The Bahamas (“GYBL,” and together with the Company and Purchaser, the “Parties”), on the other hand, to amend that certain SHARE PURCHASE AGREEMENT, dated as of June 15, 2023, between the Company, Purchaser and GYBL, as amended by Amendment No. 1, dated July 20, 2023 (and as it may be further amended from time to time, the “Purchase Agreement”). Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning assigned to such term in the Purchase Agreement.

WHEREAS, Section 8.03 of the Purchase Agreement provides for the amendment of the Purchase Agreement in accordance with the terms set forth therein; and

WHEREAS, the parties hereto desire to amend the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereto do hereby agree as follows:

ARTICLE I
AMENDMENTS TO PURCHASE AGREEMENT

Section 1.01 Amendment to Purchase Agreement. The Purchase Agreement shall be amended as follows:

(a) Section 1.01 is amended by deleting the definition of “Registration Statement” in its entirety and replacing it with the following:

““Registration Statement” shall mean the registration statement required to be filed pursuant to the terms of the Purchase Facility.”

(b) The following definitions shall be added to Section 1.01 and the applicable Section numbering shall be reordered as applicable:

““Purchase Facility” shall mean the Second Amended and Restated Share Purchase Agreement, dated as of February 8, 2023, by and among Surf Air Global Ltd, Purchaser and GYBL, as subsequently amended”

(c) Section 2.02 is amended by deleting “Registration Statement” from the first sentence and replacing it with “the registration statement on Form S-1 and Form S-4 under the Securities Act to be filed by the Company with the Commission with respect to the registration of Common Shares in advance of the Public Listing (the date such registration statement becomes effective, the “Effectiveness Date”).”.

(d) Section 4.04 is deleted in its entirety and replaced with the following:

“Section 4.04. Registration Statement. The Parties agree that the Purchased Shares shall be registered on the Registration Statement in the same manner as the shares to be purchased under the Purchase Facility. The Company shall cause the Registration Statement to be filed within 5 Business Days of the Public Listing.”

(e) Section 5.03(b) is deleted in its entirety and replace with the following:

“(b) [Intentionally Omitted]”

ARTICLE II
MISCELLANEOUS

Section 2.01 No Further Amendment. The Purchase Agreement is not modified except as explicitly set forth in this Amendment.

Section 2.02 Effect of Amendment. This Amendment shall form a part of the Purchase Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Purchase Agreement shall be deemed a reference to the Purchase Agreement as amended hereby.

Section 2.03 Governing Law. This Amendment shall be governed by the internal laws of the State of New York, without giving effect to the choice of law provisions except Section 5-1401 of the New York General Obligations Law.

Section 2.04 Severability. The provisions of this Amendment are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Amendment shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Amendment, and this Amendment shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 2.05 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each Party and delivered to the other Parties hereto, it being understood that all Parties need not sign the same counterpart.

Section 2.06 Headings. The article, section and subsection headings in this Amendment are for convenience only and shall not constitute a part of this Amendment for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SURF AIR MOBILITY INC.

By	/s/ Sudhin Shahani
Name:	Sudhin Shahani
Title:	Chief Executive Officer

GEM GLOBAL YIELD LLC SCS

By	/s/ Christopher F. Brown
Name:	Christopher F. Brown
Title:	Manager

GEM YIELD BAHAMAS LTD.

By	/s/ Christopher F. Brown
Name:	Christopher F. Brown
Title:	Manager

[Signature Page to Amendment No. 1 to the Share Purchase Agreement]

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